UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2003

UNIVISION COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050
Los Angeles, California
(Address of Principal Executive Offices)

90067
(Zip Code)

Tel: (310) 556-7676
(Registrant’s Telephone Number, Including Area Code)

UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

Item 2.    Acquisition or Disposition of Assets

Effective September 22, 2003, Univision Communications Inc. (“Univision”) completed its acquisition of Hispanic Broadcasting Corporation (“HBC”) pursuant to the Agreement and Plan of Reorganization dated as of June 11, 2002 (the “Merger Agreement”) by and among Univision, Univision Acquisition Corporation, a wholly-owned subsidiary of Univision (“Merger Sub”), and HBC. The acquisition was effected by the merger of Merger Sub with and into HBC, with HBC continuing as the surviving corporation and a wholly-owned subsidiary of Univision (the “Merger”).  HBC is the largest Spanish-language radio broadcaster in the United States and currently owns and/or operates 65 radio stations in 17 of the top 25 U.S. Hispanic markets and 4 radio stations in Puerto Rico.

Pursuant to the Merger Agreement, as a result of the Merger, each share of HBC Class A common stock and each share of HBC Class B common stock outstanding at the effective time of the Merger was converted into the right to receive 0.85 of a share of Univision Class A common stock. Following consummation of the Merger, HBC’s common stock was delisted from the New York Stock Exchange.

The issuance of Univision Class A common stock under the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to Univision’s registration statement on Form S-4 (File No. 333-99037) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on January 29, 2003. The Joint Proxy Statement/Prospectus of Univision and HBC included in the Registration Statement contains additional information about the Merger. A copy of the Merger Agreement is attached as Exhibit 2.1 to the Registration Statement and is incorporated herein by reference.

The Merger Agreement was negotiated at arm’s length between representatives of Univision and representatives of HBC. Neither Univision nor any officer or director of Univision was affiliated with or had a material relationship with HBC before the closing of the Merger.

 A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.    Financial Statements and Exhibits

(a)           Financial statements of business acquired.

                The historical consolidated audited financial statements of HBC including HBC’s consolidated balance sheet at December 31, 2002 and 2001 and the consolidated statements of income, cash flows and stockholders’ equity for each of the three years in the period ended December 31, 2002, and the related financial statement schedule were previously filed with the SEC on June 6, 2003 as Exhibit 99.2 to the Current Report on Form 8-K of Univision Communications Inc. dated June 6, 2003.

                The historical condensed consolidated unaudited financial statements of HBC including HBC’s condensed consolidated unaudited balance sheet at June 30, 2003 and the condensed consolidated unaudited statements of income and cash flows for the six months ended June 30, 2003 and 2002 are attached hereto as Exhibit 99.2.

(b)           Pro forma financial information.

The unaudited pro forma condensed combining income statement of Univision for the year ended December 31, 2002 giving effect to the Merger as a purchase of HBC by Univision as of January 1, 2002 was previously filed with the SEC on June 6, 2003 as Exhibit 99.1 to the Current Report on Form 8-K of Univision Communications Inc. dated June 6, 2003.

 Attached hereto as Exhibit 99.3 are (i) the unaudited pro forma condensed combining income statement of Univision for the six-months ended June 30, 2003 giving effect to the Merger as a purchase of HBC by Univision as of January 1, 2002 and (ii) the unaudited pro forma condensed combining balance sheet of Univision as of June 30, 2003 giving effect to the Merger as a purchase of HBC by Univision as of June 30, 2003.

(c)	Exhibits.

The following exhibits are filed with this report.

2.1

Agreement and Plan of Reorganization dated as of June 11, 2002 by and among Univision Communications Inc., Univision Acquisition Corporation, and Hispanic Broadcasting Corporation (previously filed with the Securities and Exchange Commission on August 30, 2002 as Exhibit 2.1 to Univision Communications Inc.’s registration statement on Form S-4 (File No. 333-99037) and incorporated herein by reference).

99.1	Press Release.

99.2

Condensed consolidated unaudited financial statements of HBC including HBC’s condensed consolidated unaudited balance sheet at June 30, 2003 and the condensed consolidated unaudited statements of income and cash flows for the six months ended June 30, 2003 and 2002.

99.3	Univision’s unaudited pro forma condensed combining financial statements.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)

	By:	/s/ C. Douglas Kranwinkle

September 22, 2003

C. Douglas Kranwinkle

Los Angeles, California		Executive Vice President

EXHIBIT INDEX

Exhibit	Description

2.1

Agreement and Plan of Reorganization dated as of June 11, 2002 by and among Univision Communications Inc., Univision Acquisition Corporation, and Hispanic Broadcasting Corporation (previously filed with the Securities and Exchange Commission on August 30, 2002 as Exhibit 2.1 to Univision Communications Inc.’s registration statement on Form S-4 (File No. 333-99037) and incorporated herein by reference).

99.1	Press Release.

99.2

Condensed consolidated unaudited financial statements of HBC including HBC’s condensed consolidated unaudited balance sheet at June 30, 2003 and the condensed consolidated unaudited statements of income and cash flows for the six months ended June 30, 2003 and 2002.

99.3	Univision’s unaudited pro forma condensed combining financial statements.